Exhibit 31.1

CERTIFICATION

I, Shahira Wely, certify that:

1.I have reviewed this annual report on Form 10-K of WidFit Inc.;

2.Based on my knowledge,  this  quarterly  report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the circumstances  under which such statements  were made, not misleading with respect to the period covered by this quarterly report;

3.Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this quarterly report;

4.I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))and internal control over financial reporting (as defined in Exchange Act Rules 13(a)-15(f) and 15(d)-15(f)) for the registrant and I have:

(a)designed such disclosure controls and procedures, or caused such disclosure controls and procedures to  be  designed   under  our supervision,  to ensure  that  material  information  relating  to the registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

(b)designed such internal  control over  financial  reporting,  or caused such internal  control over  financial  reporting to be designed under our  supervision,   to  provide  reasonable  assurance  regarding  the reliability  of financial  reporting and the  preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)evaluated the effectiveness of the registrant’s  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)disclosed  in this  quarterly  report any  change in the  registrant’s internal  control over financial  reporting  that occurred  during the registrant’s most recent fiscal quarter that has materially  affected,   or  is  reasonably  likely  to  materially  affect,  the  registrant’s internal control over financial reporting.

5.I have disclosed, based on my most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)all significant  deficiencies and material weaknesses in the design or  operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  registrant’s  ability to   record, process, summarize and report financial information; and

(b)any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: July 8, 2026

By:/s/ Shahira Wely

Shahira Wely

President and Chief Executive Officer

(Principal Executive, Financial and Accounting Officer)